Exhibit 99.1

DelMar Announces Approval of Merger by Stockholders

SAN DIEGO, August 17, 2020 – DelMar Pharmaceuticals, Inc. (Nasdaq: DMPI) (“DelMar” or the “Company”) announced today that all proposals related to the proposed merger between DelMar and Adgero were approved by DelMar’s stockholders at a special meeting held on August 14, 2020.  The holders of a majority of the outstanding shares of common stock of Adgero have also issued their written consent approving the merger. The proposed merger remains subject to further customary closing conditions. DelMar expects the closing of the merger to occur in August 2020.

Upon closing of the transaction, the combined company will change its name to “Kintara Therapeutics, Inc.” and it is anticipated that the shares will commence trading on the Nasdaq Capital Market under the ticker symbol “KTRA.”

The final voting results for DelMar’s special meeting of stockholders will be filed with the Securities and Exchange Commission in a Form 8-K.

About DelMar

Located in San Diego, California, DelMar is focused on the development and commercialization of new therapies for cancer patients who have limited or no treatment options. By focusing on understanding tumor biology and mechanisms of treatment resistance, DelMar identifies biomarkers to personalize new therapies in indications where patients are failing, or are unable to tolerate, standard-of-care treatments.

DelMar’s current pipeline is based around VAL-083, a “first-in-class”, small-molecule chemotherapeutic with a novel mechanism of action that has demonstrated clinical activity against a range of cancers, including central nervous system, ovarian and other solid tumors (e.g. NSCLC, bladder cancer, head and neck) in U.S. clinical trials sponsored by the National Cancer Institute (NCI). Based on DelMar’s internal research programs and these prior NCI-sponsored clinical studies, DelMar is conducting clinical trials to support the development and commercialization of VAL-083 to solve significant unmet medical needs.

VAL-083 is being studied in two collaborator-supported, biomarker-driven Phase 2 clinical trials for MGMT-unmethylated GBM. Overcoming MGMT-mediated resistance represents a significant unmet medical need in the treatment of GBM. In addition, DelMar has announced the allowance of a separate IND for VAL-083 as a potential treatment for platinum-resistant ovarian cancer.

About Adgero

Adgero Biopharmaceuticals Holdings, Inc. is a biopharmaceutical company focused on building a pipeline by advancing its proprietary late stage photodynamic therapy (“PDT”) platform that holds promise as a localized cutaneous or visceral tumor treatment. Additionally, PDT has immune activating properties and has potential therapeutic utility in oncology as a combination therapy in conjunction with immunotherapies. It is also being investigated in the cardiovascular setting as treatment for hemodialysis access failure. Adgero’s lead product candidate, REM-001 therapy, has been previously studied in four Phase 2/3 clinical trials in patients with cutaneous metastatic breast cancer (CMBC), who had previously received chemotherapy and/or failed radiation therapy. With clinical efficacy to date of 80% complete responses of CMBC evaluable lesions and with an existing robust safety database of approximately 1,100 patients across multiple indications, Adgero is currently focused on advancing the REM-001 program to late stage pivotal testing.

Forward-Looking Statements

This press release contains forward-looking statements based upon DelMar’s and Adgero’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. DelMar and Adgero have based these forward-looking statements largely on their then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of DelMar’s and Adgero’s control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; (v) whether the combined business of Adgero and DelMar will be successful, and (vi) those risks detailed in DelMar’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by DelMar from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither DelMar nor Adgero can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, DelMar and Adgero undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information and Where to Find It

This press release is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This press release relates to the proposed merger of DelMar and Adgero. In connection with the proposed merger, DelMar filed a registration statement on Form S-4 (No. 333-239215), which includes the joint proxy statement/prospectus. The registration statement was declared effective by the SEC on July 2, 2020, and DelMar commenced mailing the Joint Proxy Statement/Prospectus on or about July 2, 2020. DelMar will file other documents regarding the proposed merger transaction with the U.S. Securities and Exchange Commission (the “SEC”). No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to DelMar’s stockholders. Investors and security holders will be able to obtain these documents (when available) free of charge from the SEC’s website at www.sec.gov. The documents filed by DelMar with the SEC may also be obtained free of charge from DelMar by requesting them by mail at DelMar Pharmaceuticals, Inc., 12707 High Bluff Drive, Suite 200, San Diego, CA 92130.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact Information

DelMar:

Investors:

CORE IR

516-222-2560

ir@coreir.com

Media:

Jules Abraham

Director of Public Relations

CORE IR

917-885-7378

julesa@coreir.com

Adgero:

Jenene Thomas Communications

adgero@jtcir.com